FINANCE INCOME AND FINANCE COSTS (Tables)	12 Months Ended
Dec. 31, 2024
FINANCE INCOME AND FINANCE COSTS
Summary of Finance income and finance cots
In Thousands of US Dollars
Description	2024	2023	2022
Interest income	$2	$6	$1
Net foreign exchange gain(loss)	15	1	5
Finance income	17	7	6
Financial costs (Interest and bank charges)	(226)	(58)	(28)
Operating lease interest expense	-	(3)	(15)
Total finance income and costs	$(209)	$(54)	$(37)